Thornburg Florida Intermediate Municipal Fund
All data as of  9/30/02

Fund Facts

Thornburg Florida Intermediate Municipal Fund
         A Shares
Annualized Distribution Rate                3.82%
SEC Yield                                   2.71%
Taxable Equivalent Yields (using SEC Yield) 4.51%
NAV                                        $12.57
Max. Offering Price                        $12.83


Total returns
(Annual Average - After Subtracting Maximum Sales Charge)
One Year          4.96%
Five Year         4.87%
Since Inception   5.06%
Inception Date    (2/1/1994)

The taxable equivalent yield assumes a 38.6% marginal federal tax rate and a 0.1% intangible tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996. The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the previous 30 days of distribution factors and dividing this sum by the ending NAV. The value is then annualized to arrive at the 30-day distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the fund's NAV and current distributions.

Letter to shareholders

September 30, 2002

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Florida Intermediate Municipal Fund. The net asset value of the A shares increased by 33 cents to $12.57 during the year ending September 30, 2002. If you were with us for the entire period, you received dividends of 52 cents per share. If you reinvested dividends, you received 53 cents per share.

Interest rates on high quality intermediate-term municipal bonds have fallen to levels not seen in several decades. Falling rates have driven up the price of most of the bonds in the Fund and propelled the A shares of the Fund to a 7.10% total return for the year ending September 30, 2002. We are very pleased to be able to deliver good news while most equity and high-yield bond investors are still suffering through negative returns.

We believe that the U.S. economy will continue to grow over the next year, but the risk of a "double dip" recession has markedly increased. The combined forces of low interest rates, tax cuts, higher government spending, and corporate restructuring should eventually lead to more robust economic growth. This, in turn, would lead to higher stock prices and somewhat lower bond prices. However, given the current investment and political environment as well as some early signs of consumer spending weakness, we are putting off the expected realization of this scenario for at least a couple more quarters.

One of the big challenges of low interest rate environments is maintaining a stable flow of income. Since the beginning of 2001, the yield on the average taxable money market fund has fallen 80% to 1.21%. If you are an investor in the 36% federal tax bracket, that leaves you with only 0.66% after state and federal taxes! Meanwhile, Thornburg Florida Intermediate Municipal Fund's dividend has stayed relatively steady while the share price has risen substantially. To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg Florida Intermediate Municipal Fund is a laddered portfolio of over 50 municipal obligations from all over the state. Today, your fund's weighted average maturity is 7.8 years. We always keep it below 10 years. We "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the diverse bond maturities contained in a ladder defuse interest-rate risk and dampen the fund's price volatility. Second, laddering gives the fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

                    % of portfolio              Cumulative %
                    maturing within          maturing by end of
                     2 years = 16%             2 years = 16%
                2 to 4 years = 12%        2 to 4 years = 28%
                4 to 6 years = 7%         4 to 6 years = 35%
                6 to 8 years = 15%        6 to 8 years = 50%
               8 to 10 years = 17%       8 to 10 years = 67%
              10 to 12 years = 17%      10 to 12 years = 84%
              12 to 14 years = 6%       12 to 14 years = 90%
              14 to 16 years = 4%       14 to 16 years = 94%
              16 to 18 years = 3%       16 to 18 years = 97%
              18 to 20 years = 3%        Over 20 Years = 100%

Percentages can and do vary. Data as of 9/30/02.

The year-to-date supply of $251.2 billion in municipal bonds is outpacing the previous record set in 1993. Supply is being fueled by project financing, refunding of higher interest debt, and more recently, deficit financing. While the market is not having much difficulty placing the deals, there has been an increased reliance on non-traditional buyers such as hedge funds. The heavy supply has also led to a very high ratio between municipal and U.S. Treasury note yields. As of September 30, five-year AAA tax-free municipal bonds yield over 94% of five-year taxable treasury notes versus a ten-year average of 76%.* On occasion, we have been able to buy AAA rated tax-free municipal bonds at yields above taxable government bonds. This means that either treasuries are overpriced or municipal bonds are under priced.

* Source: Lehman Brothers Municipal Market Commentary, October 2002

The state of Florida has weathered the current economic downturn better than most areas of the country. Sales tax collections make up the majority of general fund revenues and have been much more stable than income taxes through the current economic cycle. General fund revenues were exceeding March estimates by $125 million through September 2002. While this is good news, we are concerned that a slowdown in consumer spending could disproportionately affect state tax revenues, so we are watching the updates carefully. We believe that, by and large, the Florida municipal bond market will retain its excellent record of high credit quality. However, to further protect the portfolios, we will keep our average credit quality comfortably in the AA range and remain diligent to any developing areas of weakness

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well in varying interest rate environments. Thank you for investing in Thornburg Florida Intermediate Municipal Fund.

Sincerely,

George T. Strickland
Portfolio Manager


Statement of assets and liabilities

Thornburg Florida Intermediate Municipal Fund

September 30, 2002

ASSETS
Investments at value (cost $37,390,255) ........................   $ 40,036,755
Cash ...........................................................         81,355
Receivable for investments sold ................................      1,030,017
Receivable for fund shares sold ................................        220,633
Interest receivable ............................................        683,818
                  Total Assets .................................     42,052,578


LIABILITIES
Payable for fund shares redeemed ...............................         20,347
Accounts payable and accrued expenses ..........................         82,386
Payable to investment adviser (Note 3) .........................         16,373
Dividends payable ..............................................         72,975
                  Total Liabilities ............................        192,081

NET ASSETS .....................................................   $ 41,860,497

NET ASSETS CONSIST OF:
         Net unrealized appreciation on investments ............      2,646,500
         Accumulated net realized loss .........................       (695,723)
         Net capital paid in on shares of beneficial interest ..     39,909,720

                                                                   $ 41,860,497

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($41,860,497
applicable to 3,330,380 shares of beneficial interest
outstanding - Note 4) ..........................................   $      12.57

Maximum sales charge, 2.00% of offering price ..................           0.26
Maximum Offering Price Per Share ...............................   $      12.83



See notes to financial statements.

Statement of operations

Thornburg Florida Intermediate Municipal Fund

Year Ended September 30, 2002

INVESTMENT INCOME:
Interest income (net of premium amortized of $129,043) ....   $ 1,715,292

EXPENSES:
Investment advisory fees (Note 3) .........................       170,822
Administration fees (Note 3) ..............................        42,705
Service fees (Note 3) .....................................        81,995
Transfer agent fees .......................................        25,375
Custodian fees ............................................        29,447
Professional fees .........................................         1,311
Accounting fees ...........................................         2,640
Trustee fees ..............................................           591
Other expenses ............................................         6,340

                  Total Expenses ..........................       361,226

Less:
         Expenses reimbursed by investment adviser (Note 3)       (71,566)
         Fees paid indirectly (Note 3) ....................        (1,312)


                  Net Expenses ............................       288,348

                  Net Investment Income ...................     1,426,944

REALIZED AND UNREALIZED GAIN ..............................
ON INVESTMENTS
Net realized gain on investments ..........................        46,010
Increase in unrealized appreciation of investments ........     1,086,427

                  Net Realized and Unrealized
                  Gain on Investments .....................     1,132,437

                  Net Increase in Net Assets Resulting
                  From Operations .........................   $ 2,559,381

See notes to financial statements .........................

Statements of changes in net assets

Thornburg Florida Intermediate Municipal Fund

                                                                         Year Ended         Year Ended
                                                                    September 30, 2002   September 30, 2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ................................................   $  1,426,944    $  1,295,758
Net realized gain on investments sold ................................         46,010          43,943
Increase in unrealized appreciation of investments ...................      1,086,427       1,208,653

                  Net Increase in Net Assets Resulting from Operations      2,559,381       2,548,354

DIVIDENDS TO SHAREHOLDERS: ...........................................
From net investment income
           Class A Shares ............................................     (1,426,944)     (1,295,758)

FUND SHARE TRANSACTIONS (Note 4): ....................................
           Class A Shares
                                                                           11,794,259       1,805,330
                  Net Increase in Net Assets .........................     12,926,696       3,057,926

NET ASSETS: ..........................................................
         Beginning of year                                                 28,933,801      25,875,875

         End of year .................................................   $ 41,860,497    $ 28,933,801


See notes to financial statements ....................................

Notes to financial statements

Thornburg Florida Intermediate Municipal Fund

September 30, 2002

Note 1 - Organization
Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.
The Fund currently offers only one class of shares of beneficial interest, Class A shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 pm EST, or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Note 3 - Investment Advisory Fee and Other Transactions with Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2002, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. For the year ended September 30, 2002, the Adviser voluntarily waived investment advisory fees of $71,566. The Fund entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 2002, the Distributor has advised the Fund that it earned net commissions aggregating $ 2,581 from the sale of Class A shares.
Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodians' fees through credits earned by the Funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the year ended September 30, 2002, the fees paid indirectly were $1,312.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest
At September 30, 2002 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                               Year Ended                             Year Ended
                                          September 30, 2002                     September 30, 2001

                                           Shares         Amount               Shares             Amount
Class A Shares
Shares sold ......................      2,335,830    $ 28,434,136            1,129,244        $ 13,492,405
Shares issued to
shareholders in
         reinvestment of dividends         53,863         660,270               51,794             623,638
Shares repurchased ...............     (1,422,454)    (17,300,147)          (1,023,427)        (12,310,713)

Net Increase .....................        967,239    $ 11,794,259              157,611        $  1,805,330


Note 5 - Securities Transactions
For the year ended September 30, 2002, the Fund had purchase and sale transactions (excluding short-term securities) of $20,287,239 and $9,839,339, respectively.

Note 6 - Income Taxes
At September 30, 2002, information on the tax components of capital is as follows:

Cost of investments for tax purpose                  $     37,390,255
Gross tax unrealized appreciation                           2,688,764
Gross tax unrealized depreciation                             (42,264)
Net tax unrealized appreciation
on investments                                       $      2,646,500

Undistributed tax-exempt
Income                                               $         72,975



At September 30, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

         2003     $          44,000
         2004                14,000
         2005                35,000
         2006                 7,000
         2007                 7,000
         2008               307,000
         2009               282,000
                  $         696,000

The fund utilized approximately $46,000 of capital loss carryforwards during the year ended September 30, 2002.

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Dividends paid by the Fund for the year ended September 30, 2002 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

Financial highlights

Thornburg Florida Intermediate Municipal Fund
                                                                          Year Ended September 30,

                                                              2002             2001           2000           1999         1998
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .................   $       12.24  $       11.73  $       11.79  $       12.37    $  12.14
Income from investment operations:
         Net investment income .......................            0.52           0.55           0.54           0.54        0.56
         Net realized and unrealized
            gain (loss) on investments ...............            0.33           0.51          (0.06)         (0.58)       0.23

Total from investment operations .....................            0.85           1.06           0.48          (0.04)       0.79

Less dividends from:
         Net investment income .......................           (0.52)         (0.55)         (0.54)         (0.54)      (0.56)

Change in net asset value ............................            0.33           0.51          (0.06)         (0.58)       0.23

Net asset value, end of period .......................   $       12.57  $       12.24  $       11.73  $       11.79    $  12.37

Total return (a) .....................................            7.10%        9.20%          4.19%         (0.36)%         6.62%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .......................            4.18%        4.55%          4.60%          4.44%          4.54%
         Expenses, after expense reductions ..........            0.85% (b)    0.89%          0.98%          0.99%          0.98%
         Expenses, before expense reductions .........            1.06%        1.10%          1.10%          1.08%          1.11%

Portfolio turnover rate ..............................           30.28%       22.99%         40.70%         35.91%         70.81%

Net assets at end of period (000) ...................    $      41,860  $     28,934     $   25,876   $     30,221     $   28,091

(a) Sales loads are not reflected in computing total return.
(b) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets after expense reductions and net of custody credits would have been 0.84%.


Schedule of Investments
Thornburg Florida Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-707
NASDAQ SYMBOLS: CLASS A  THFLX
265,000        Brevard County Tourist Development Tax Revenue Series 1993, 6.325% due           NR/NR              $  269,487
               3/1/2003 (Florida Marlins Training Facilities)
400,000        Broward County Educational Facilities Authority Series 1994, 5.60% due           NR/AAA               422,864
               4/1/2004 (Nova Southeastern University Project; (Guaranteed: Connie Lee)
740,000        Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009         A3/AA-               812,860
820,000        Capital Projects Finance Authority Florida Student Housing, 5.50% due            Aaa/AAA              912,004
               10/1/2012 (Capital Projects Student Housing; (Insured: MBIA)
1,000,000      Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due            Aaa/NR               1,105,800
               11/1/2030 put 11/1/2010  (Shadow Run Project; (Collateralized: FNMA)
800,000        Collier County Housing Finance Authority Multi Family Revenue A-1, 4.90% due     Aaa/NR               868,824
               2/15/2032 (Goodlette Arms Project; (Collateralized: FNMA)
2,705,000      Cooper City Utility Systems Capital Appreciation Refunding Series A, 0% due      Aaa/AAA              1,479,852
               10/1/2013 (Insured: AMBAC)
350,000        Crossings at Fleming Island Community Development Refunding Series A, 5.60%      Aaa/AAA              404,569
               due 5/1/2012 (Insured: MBIA)
714,000        Crossings at Fleming Island Community Development Refunding Series B, 5.45%      Aaa/AAA              819,872
               due 5/1/2010 (Insured: MBIA)
500,000        Dade County Florida Solid Waste Systems Special Obligation Revenue Refunding,    Aaa/AAA              580,665
               6.00% due 10/1/2007 (Insured: AMBAC)
960,000        Duval County HFA Multi Family Housing Revenue Series 1996, 5.35% due 9/1/2006    NR/A+                1,029,331
               (St. Augustine Apartments Project)
6,000          Duval County Single Family Housing Revenue, 10.25% due 5/15/2016 (Insured:       Aaa/AAA              6,527
               FGIC)
170,000        Escambia County Health Facilities Authority, 6.75% due 10/1/2014 (Baptist        NR/BBB+              177,475
               Hospital & Baptist Manor Project)
1,000,000      Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health      Aaa/NR               1,189,520
               Care Facility Loan Project; insured: AMBAC)
1,000,000      Florida Board Education Capital Outlay Public Education Series C, 5.50% due      Aaa/AAA              1,166,410
               6/1/2013 (Insured: FGIC)
210,000        Florida Gulf Coast University Florida Certificates Participation, 1.75% due      VMIG1/NR             210,000
               8/1/2030 put 10/7/2002 (weekly demand notes); (LOC: First Union National Bank)
200,000        Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011           Aaa/NR               215,086
               (Augustine Club Apartments Project; insured: MBIA)
90,000         Fort Myers Improvement Revenue, 6.00% due 12/1/2013 (Insured: AMBAC)             Aaa/AAA              90,307
250,000        Gulf Breeze Florida Revenue, 4.50% due 12/1/2015 (Insured: FGIC)                 Aaa/AAA              267,452
375,000        Gulf Breeze Florida Revenue, 4.70% due 12/1/2015 (Insured: FGIC)                 Aaa/AAA              409,114
840,000        Hernando County Industrial Development Revenue, 8.50% due 12/1/2014 (Florida     NR/NR                877,892
               Crushed Stone Project)
1,180,000      Hillsborough County Florida Industrial Development Authority, 6.375% due         Aaa/AAA              1,208,190
               12/1/2012 (Allegany Health Systems J.Knox Village Project; insured: MBIA)
1,000,000      Hillsborough County Florida Industrial Development Authority, 5.10% due          A2/BBB               1,072,890
               10/1/2013 (Tampa Electric Company Project)
800,000        Hillsborough County Florida Port District Revenue, 0% due 12/1/2011 (Insured:    Aaa/AAA              483,416
               MBIA)
1,000,000      Hillsborough County Industrial Development Authority, 5.50% due 8/15/2006        Aaa/AAA              1,087,880
               (University Community Hospital Inc. Project; insured: MBIA)
155,000        Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004 (Insured: AMBAC)       Aaa/AAA              159,644
900,000        Housing Finance Authority Series 94-B, 5.70% due 10/1/2024 mandatory put         NR/AAA               949,644
               10/1/2004 (Plantation Colony (Project; Collateralized: FNMA)
415,000        Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club    Aaa/NR               446,204
               Apartments Project; insured: MBIA)
1,500,000      Jacksonville Electric Authority Revenue Electric Systems Subordinated Series     Aa3/AA-              1,548,225
               D, 5.30% due 10/1/2010
1,000,000      Jacksonville Health Facilities Authority Hospital Revenue, 5.75% due 8/15/2014   Aa2/NR               1,163,700
               pre-refunded 8/15/2011
799,492        Lummus Housing Development Corp., 8.00% due 12/1/2010 (Elderly Housing,          NR/NR                799,348
               Section 8 Project)
1,000,000      Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012         A3/NR                1,025,470
1,000,000      Miami Refunding, 5.375% due 9/1/2015                                             Aaa/AAA              1,140,660
185,000        Mirimar Wastewater Improvement Assessment Revenue, 6.00% due 10/1/2002 (ETM)*;   Aaa/AAA              185,024
               (Insured: FGIC)
760,000        Mirimar Wastewater Improvement Assessment Revenue, 6.25% due 10/1/2005           Aaa/AAA              837,383
               pre-refunded 10/1/2004 (Insured: FGIC)
300,000        Orange County Florida Health Facilities Authority Revenue Unrefunded Bal         Aaa/AAA              373,986
               Ser.A, 6.25% due 10/1/2016 (Insured: MBIA)
735,000        Orange County Florida School Board Certificates Participation Series A, 5.50%    Aaa/AAA              836,063
               due 8/1/2017 (Insured: MBIA)
500,000        Orange County Florida School District Series B, 2.00% due 8/1/2025 put           Aaa/NR               500,000
               10/1/2002 (daily demand notes)
1,000,000      Orange County Health Facilities Authority, 6.375% due 11/15/2020 (Adventist      A3/A-                1,094,220
               Health Systems Project)
1,000,000      Orange County Health Facilities Authority Revenue, 6.25% due 11/15/2008          Aaa/AAA              1,145,240
               (Hospital Adventist Health Systems Project; insured: AMBAC)
1,000,000      Orange County Health Facilities Authority Revenue Refunding, 5.125% due          NR/AA                1,068,670
               6/1/2014 (Mayflower Retirement Project; insured: Radian)
440,000        Orange County Health Facilities Authority Revenue Unrefunded Balance Ser.A,      Aaa/AAA              544,711
               6.25% due 10/1/2013 (Orlando Regional Hospital Project; insured: MBIA)
105,000        Orange County Housing Finance Authority, 6.10% due 10/1/2005 (Collateralized:    NR/AAA               113,238
               FNMA/GNMA)
425,000        Orange County Housing Finance Authority Multifamily, 5.50% due 7/1/2010          Aaa/NR               466,365
               (Insured: MBIA)
115,000        Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/2004         Aaa/AAA              122,419
               (Evangelical Lutheran Good Samaritan Project; insured: AMBAC)
1,000,000      Osceola County Transportation Revenue, 6.10% due 4/1/2017 (Osceola Parkway       Aaa/AAA              1,023,360
               Project; insured: MBIA)
515,000        Palm Beach County Industrial Development Revenue Series 1996, 6.10% due          NR/A                 604,049
               12/1/2007 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish
               Bank)
270,000        Palm Beach County Industrial Development Revenue Series 1996, 6.20% due          NR/A                 317,757
               12/1/2008 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish
               Bank)
1,000,000      Pasco County Florida Water & Sewer Revenue Refunding, 5.00% due 10/1/2004        Aaa/AAA              1,066,550
               (Insured: FSA)
800,000        Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008     NR/AA                852,848
               (Cypress Trail Apartments Project; (Guaranty: Axa Reinsurance)
690,000        Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)                   Aaa/AAA              772,586
675,000        Pinellas County Educational Facility Authority Revenue, 8.00% due 2/1/2011       NR/NR                783,392
               pre-refunded 2/1/2006 @ 102 (Clearwater Christian (College Project)
415,000        Saint Petersburg Florida Health Facilities Authority Revenue, 5.75% due          Aaa/AAA              421,291
               12/1/2021 (Allegany Health Systems Loan Program Project; Insured: MBIA)
800,000        Saint Petersburg Health Facilities Authority Revenue, 6.75% due 12/1/2021        Aaa/AAA              815,432
               pre-refunded 12/1/2003 (Allegany Health Systems Project; Insured: MBIA)
300,000        State Board of Education Series C, 6.00% due 5/1/2007 (ETM)*)                    Aaa/AA               302,100
220,000        State Board of Education Series D, 6.20% due 5/1/2007 (ETM)*; (Insured: MBIA)    Aaa/AAA              225,999
1,000,000      Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)                              Aaa/AAA              1,162,890

               TOTAL INVESTMENTS (Cost $37,390,254)                                                               $ 40,036,755

tCredit ratings are unaudited.
*Escrowed to maturity
See notes to financial statements.




Report of independent accountants

Thornburg Florida Intermediate Municipal Fund

September 30, 2002




To the Trustees and Shareholders of
Thornburg Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended September 30, 1998 were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP

New York, New York
November 8, 2002


Index Comparisons

Thornburg Florida Intermediate Municipal Fund

September 30, 2002

Index Comparison
Compares performance of Florida Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, February 1, 1994 to September 30, 2002. On September 30, 2002, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.8 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

Class A
Average Annual Total Returns (at max. offering price)
(periods ended 9/30/02)
One Year:                  4.96%
Five Years:                4.87%
From Inception (2/1/94):   5.06%

Trustees and Officers

Thornburg Florida Intermediate Municipal Fund

Name, Address       Position(s)       Term of           Principal                        Number of         Other
and Age (1)         Held with         Office            Occupation(s)                    Portfolios        Directorships
                    Fund (2)          and               During Past                      in Fund           Held by
                                      Length of         5 Years                          Complex           Trustee or
                                      Time                                               Overseen          Nominee for
                                      Served                                             by Trustee(2)     Trustee

Interested Trustees

Garrett             Chairman          Trustee           CEO, Chairman and controlling    Eleven            None
Thornburg,          of Trustees (3)   Since             shareholder of Thornburg
56                                    1987 (4)          Investment Management, Inc.
                                                        (investment adviser) and
                                                        Thornburg Securities
                                                        Corporation (securities dealer);
                                                        Chairman of Thornburg Limited
                                                        Term Municipal Fund, Inc.
                                                        (registered investment company);
                                                        CEO and Chairman of Thornburg
                                                        Mortgage, Inc. (real estate
                                                        investment trust); Chairman
                                                        of Thornburg Mortgage
                                                        Advisory Corporation (investment
                                                        manager to Thornburg
                                                        Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee           President and Managing Director    Nine            None
46                  President,        Since             of Thornburg Investment
                    Assistant         2001;             Management, Inc.; President
                    Secretary (5)     President         of Thornburg Limited Term
                                      Since 1997        Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee           Principal in Ater & Ater           Nine            Director of
55                                    since             Associates, Santa Fe, New                          Thornburg
                                      1994 (4)          Mexico (developer, planner                         Mortgage, Inc.
                                                        and broker of residential and                      (real estate
                                                        commercial real estate); owner,                    investment trust)
                                                        developer and broker for
                                                        various real estate projects.

David D. Chase,     Trustee           Trustee           Chairman, President and CEO        Eleven          Director of
61                                    since             of general partner of Vestor                       Thornburg
                                      2001 (4)          Partners, LP, Santa Fe, NM                         Limited Term
                                                        (private equity fund); Chairman                    Municipal Fund,
                                                        and CEO of Vestor Holdings,                        Inc. (registered
                                                        Inc., Santa Fe, NM (merchant                       investment
                                                        bank).                                             company)

Forrest S. Smith,   Trustee           Trustee           Attorney in private practice        Nine           None
72                                    since             and shareholder, Catron, Catron
                                      1987 (4)          & Sawtell (law firm), Santa Fe, NM.


James W. Weyhrauch, Trustee          Trustee           Executive Vice President and        Nine           None
42                                   since             Director, Nambe Mills, Inc.
                                     1996 (4)          (manufacturer) Santa Fe, NM.

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary;        Secretary         Vice President, Secretary and       N/A            N/A
55                  Assistant         and               Managing Director, Thornburg
                    Treasurer         Assistant         Investment Management, Inc.;
                                      Treasurer         Secretary, Thornburg Limited Term
                                      Since 1987        Municipal Fund, Inc.; Secretary,
                                      (6)               Thornburg Securities Corporation;
                                                        Vice President, Daily Tax Free
                                                        Income Fund, Inc. (registered
                                                        investment company).

Steven J. Bohlin,   Vice President;   Vice              Vice President and Managing          N/A           N/A
43                  Treasurer         President         Director of Thornburg Investment
                                      Since 1987;       Management, Inc.; Vice President
                                      Treasurer         of Thornburg Limited Term
                                      Since 1989        Municipal Fund, Inc.
                                      (6)

George T.Strickland,Vice President    Vice              Vice President and Managing          N/A           N/A
39                                    President         Director of Thornburg Investment
                                      Since 1999        Management, Inc.; Vice President
                                      (6)               of Thornburg Limited Term
                                                        Municipal Fund, Inc.

William V. Fries,   Vice President    Vice              Managing Director of                 N/A           N/A
63                                    President         Thornburg Investment
                                      Since 1995        Management, Inc.
                                      (6)


Leigh Moiola,       Vice President    Vice              Vice President and Managing          N/A           N/A
35                                    President         Director of Thornburg Investment
                                      Since 2001        Management, Inc.; Vice President
                                      (6)               of Thornburg Limited Term
                                                        Municipal Fund, Inc.

Kenneth Ziesenheim, Vice President    Vice              Managing Director of Thornburg       N/A           N/A
48                                    President         Investment Management, Inc.;
                                      Since 1995        President of Thornburg Securities
                                      (6)               Corporation; Vice President
                                                        of Thornburg Limited Term
                                                        Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice              Managing Director of Thornburg       N/A           N/A
32                                    President         Investment Management, Inc.
                                      Since 2001        since 2000; Vice President of
                                      (6)               Thornburg Limited Term
                                                        Municipal Fund, Inc. since 2001;
                                                        Portfolio Manager, Insight Capital
                                                        Research & Management, Inc.,
                                                        Walnut Creek, California
                                                        1995-2000.
Dale Van Scoyk,    Vice President     Vice              Account Manager for Thornburg        N/A           N/A
54                                    President         Investment Management, Inc.
                                      Since 1998        since 1997, and Vice President
                                      (6)               and Managing Director since
                                                        1999; Vice President of Thornburg
                                                        Limited Term Municipal Fund,
                                                        Inc. since 1999; National Account
                                                        Manager for Heartland Funds
                                                        1993-1997.

Wendy Trevisani,  Vice President     Vice               Associate of Thornburg Investment    N/A           N/A
31                                   President          Management, Inc. since 1999 and
                                     Since 1999         Vice President since 2000; Vice
                                     (6)                President of Thornburg Limited
                                                        Term Municipal Fund, Inc.
                                                        1999-2002; Sales Representative,
                                                        Salomon Smith Barney 1996-1999.

Joshua Gonze,     Vice President     Vice               Associate (and since 1999 a          N/A           N/A
40                                   President          Vice President of Thornburg
                                     Since 2001         Investment Management, Inc.);
                                     (6)                Vice President of Thornburg
                                                        Limited Term Municipal Fund, Inc.
                                                        Since 2001; Associate Director,
                                                        Corporate Credit Ratings, Standard
                                                        & Poor's Corporation 1994-1996.

Brad Kinkelaar,   Vice President     Vice               Assistant Portfolio Manager of       N/A           N/A
34                                   President          Thornburg Investment Management,
                                     Since 2001         Inc. since 1999; Vice President
                                     (6)                of Thornburg Limited Term
                                                        Municipal Fund, Inc. 2001-2002;
                                                        Equity Investment Analyst,
                                                        State Farm Insurance Companies
                                                        1996-1999.

Kerry Lee,        Vice President     Vice               Associate of Thornburg Investment    N/A           N/A
35                                   President          Management, Inc.; Vice President
                                     Since 1999         of Thornburg Limited Term
                                     (6)                Municipal Fund, Inc. 1999-2002
                                                        and Assistant Vice President
                                                        1998-1999.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2) The Fund is one of nine separate investment "funds" or "portfolios" of
    Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has nine active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of
    Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management,
    Inc. is the investment adviser to, and manages, the eleven funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.
(3) Mr. Thornburg is considered an "interested" Trustee under the Investment
    Company Act of 1940 because he is a director and controlling shareholder of
    Thornburg Investment Management, Inc. the investment adviser to the nine active funds of the Trust, and is the sole director and controlling shareholder of
    Thornburg Securities Corporation, the distributor of shares for the Trust.
(4) Each Trustee serves in office until the election and qualification of a successor.
(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.
(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7) Assistant vice presidents, assistant
    secretaries and assistant treasurers are not shown.
    The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request by calling 1-800-847-0200

Thornburg FLORIDA INTERMEDIATE municipal fund a shares
Outperformed Tax-Free Money Market Funds

Investors sometimes ask us to compare Florida Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in Florida Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment 2/28/94 through 9/30/02 (after sales charge and fund expenses)

$2,635
Tax-free Money
Market Fund Average

$5,472
Thornburg Florida
Intermediate Municipal Fund

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns at the maximum offering prices for one year, five years and since inception for each class of shares of the Fund.
Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as sourced from the "Tax-free Money Market Average CDA/Wiesenberger" for the months covered by this analysis. The increase for the Class A Shares of Florida Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $12.15 per share and the ending NAV at $12.57 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above. Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of Florida Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 20% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in this money fund average. Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. Florida Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THFLX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.
Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. Florida Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Thornburg
Florida Intermediate Municipal Fund

Annual Report
september 30, 2002